Exhibit 10.54

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “****”. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 2 TO AMENDED AND RESTATED SUPPLY AGREEMENT

(Thallium and Generators)

This Amendment No. 2 to Amended and Restated Supply Agreement (Thallium and Generators) (this “Amendment”) is made effective as of December 27, 2012 (the “Amendment Date”) by and between Lantheus Medical Imaging, Inc. (“Supplier”) and Cardinal Health 414, LLC (“Cardinal”).

WHEREAS, Supplier and Cardinal entered into an Amended and Restated Supply Agreement (Thallium and Generators) as of January 1, 2009 and effective as of January 1, 2004 (the “Original Agreement”);

WHEREAS, Supplier and Cardinal entered into an Amendment No. 1 to Amended and Restated Supply Agreement (Thallium and Generators) as of December 29, 2009 (together with the Original Agreement, collectively, the “Agreement”); and

WHEREAS, Supplier and Cardinal wish to further amend the Agreement to extend its term and specify pricing and volume requirements for the continued supply of Products as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto hereby agree as follows:

1.                                      Definitions.  The definition of “Products” in Section 1.1 of the Agreement is hereby amended by replacing the reference to “Thallium and Generators” with “gallium citrate (Ga 67) (“Gallium”), xenon (Xe-133) (“Xenon”), NEUROLITE® Kit for the Preparation of Technetium Tc99m Bicisate for Injection (“Neurolite”), Thallium and Generators” as of the Amendment Date.  All other terms defined in the Agreement and not otherwise defined or modified in this Amendment are used herein with the meanings ascribed to them in the Agreement, except that the defined term “Affiliate” has the meaning given to it in the Amended and Restated Cardiolite® License and Supply Agreement entered into by the Parties as of January 1, 2009 and effective as of January 1, 2004.

2.                                      Purchase and Sale of Products.  All of the references to “Thallium” in the Agreement (except for the definition of “Thallium”) shall be amended to mean “Gallium, Xenon, Neurolite and Thallium” as of the Amendment Date.  Except for sales to Cardinal’s end-user customers, in no event shall Cardinal sell, loan, transfer, give or otherwise supply Products to any third party without Supplier’s prior written approval.  Cardinal shall be permitted to sell Products, on a drop ship basis through Supplier, to ****; provided that, Cardinal may supply Product to **** on a drop ship basis through Supplier upon ****.

3.                                      LEU Generators.  Section 3.1 of the Agreement is hereby amended by adding the following language after the last sentence as of the Amendment Date:

“In addition, Cardinal shall be entitled to order up to a **** share of the LEU Generators made available for sale by Supplier, provided, however, that Cardinal shall be entitled to order up to ****curies of LEU Generators per week during periods of normal production and supply of LEU-based molybdenum-99 by all suppliers to Supplier if Cardinal has placed a firm order for such increased volumes of LEU Generators at least **** (****) days  prior to the shipping date.  For purposes of this Agreement, “LEU Generators” shall mean Generators containing molybdenum-99 sourced from at least ninety-five percent (95%) low enriched uranium targets (“LEU”).  A “**** share” shall mean a share of Supplier’s LEU Generators equal to **** percent (****%) of ****.  Cardinal’s orders for LEU Generators shall be subject to the terms for Generators set forth in this Agreement, including, but not limited to, Supplier’s customary ordering requirements and lead times described in Article 4.”

4.                                      Purchase Price.  Section 3.2 of the Agreement is hereby amended by deleting the second sentence in its entirety and replacing it with the following as of the Amendment Date:

“The pricing for Generators set forth in Exhibit B shall remain firm through ****.  Calculations of applicable “Share” (as defined under Exhibit B) amounts for purposes of determining the pricing set forth in Exhibit B for each **** Period (as defined in Exhibit B) shall be based upon Cardinal’s ****reports in the form set forth on Exhibit C (“****Report”).  In the event of any discrepancy in Share amounts applied to invoices for any **** Period and the actual Share amount reflected in Cardinal’s **** Report for such period, Supplier shall invoice Cardinal for any necessary true-up payments or credits to adjust for any overpayments or underpayments with respect to the pricing for Generator purchases made by Cardinal to Supplier as a result of such Share discrepancy”.

5.                                      Minimum Purchase Obligation.  Section 3.4 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following as of the Amendment Date:

“3.4                        Minimum Purchase Obligation.  Cardinal guarantees, subject to Supplier’s ability to supply, a minimum purchase of Product as set forth in this Section 3.4.

(a)                                 Cardinal shall purchase from Supplier or its Affiliates on a regular **** basis reasonably **** (as reported under Section 5.3(b)) at least the Minimum Quantities (as hereinafter defined) of Product.  Compliance with such Minimum Quantities will be determined as of **** and at the end of each **** thereafter.  In any **** in which Cardinal does not purchase at least the applicable Minimum Quantities of Product from Supplier, Cardinal will promptly pay to Supplier the Minimum Payment (as hereinafter defined).

“Minimum Quantities” means the following minimum quantities of Product, on a **** basis, as purchased by Cardinal and its Affiliates from Supplier (as measured using calibration equivalent to the calibration set forth in Exhibits A and B):

(i) **** percent (****%) of all technetium Tc 99m generator curies purchased by Cardinal and its Affiliates in each **** during the period from **** through ****;

(ii) **** percent (****%) of all Gallium purchased by Cardinal and its Affiliates in each **** during the period from **** through ****;

(iii) **** percent (****%) of all Thallium curies purchased by Cardinal and its Affiliates in each **** during the period from **** through ****;

(iv) **** percent (****%) of all Xenon purchased by Cardinal and its Affiliates in each **** during the period from **** through ****; and

(v) **** percent (****%) of all Neurolite purchased by Cardinal and its Affiliates in each **** during the period from **** through ****.

For purposes of clarity, the Minimum Quantities shall include all of the Products (including ****) purchased by Cardinal and its Affiliates for ****; provided that LMI or, with respect to the supply of Products outside of the United States, its Affiliates shall supply Products to all radiopharmacy locations controlled by Cardinal or its Affiliates in such geographic territories.  Neither Cardinal nor any of its Affiliates shall be restricted by Supplier from selling any Product ****, provided that the Product is approved and properly labeled for sale in such geographic territory under all applicable laws and regulations.  In addition, if Cardinal or its Affiliates elect to purchase a Product in ****, Cardinal or its Affiliates, as applicable, shall use their best efforts to establish regular standing orders to purchase at least a reasonable portion of Product requirements for applicable locations on a regular **** basis for the radiopharmacy locations controlled by Cardinal or its Affiliates in ****.  For all such purchases in ****, Supplier’s Affiliate will invoice such radiopharmacies in **** at the **** for the immediately preceding ****.

“Minimum Payments” means, as of an applicable date, the payment calculated on such date pursuant to the terms of this Agreement  (and, in the case of Generators, based on the average ****price of such Generators purchased hereunder over the prior **** (****) **** period; provided, that for the **** in ****, such calculation shall be based on the average **** price of Generators purchased hereunder during ****) for any remaining portion of the applicable Minimum Quantities for which purchase orders were not received by Supplier prior to such date.”

6.                                      Delays in Delivery.  Section 4.2 of the Agreement is hereby amended by adding the following language after the last sentence:

“In the event that delivery of a Generator is delayed more than **** (****) **** past the agreed upon local delivery time, Supplier will ****.  The foregoing shall not apply to delays caused by events of Force Majeure, such as weather conditions effecting transportation of Generators, for which there will be no ****.”

7.                                      Initial Minimum Quantities.  The definition of “Initial Minimum Quantities” in Section 4.1 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following as of the Amendment Date:

“Initial Minimum Quantities” means **** (****) **** for each Product.”

8.                                      Term.  Section 5.1 of the Agreement is hereby amended such that the date “December 31, 2012” appearing in the first sentence thereof shall be deleted and replaced with “December 31, 2014” as of the Amendment Date.

9.                                      Reporting.  Section 5.3(b) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following as of the Amendment Date:

“(b)                          Cardinal will provide Supplier reports, in substantially the form of Exhibit C, promptly at the end of each **** for Products other than Generators, and at the end of each **** for Generators.  For Generators, reports shall list (i) Cardinal’s total requirements for all technetium Tc 99m generators for the most recent ****Period(s) (as defined in Exhibit B) immediately preceding the applicable report and (ii) the portion of such technetium Tc 99m generator volumes purchased from Supplier during such ****Period(s).  For all Products other than Generators, ****

reports shall list (i) Cardinal’s total **** requirements for each Product on a weekly basis and (ii) the portion of such Product volumes purchased from Supplier.”

10.                               Amendment to Exhibit A.  Exhibit A of the Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit A attached hereto as of the Amendment Date.

11.                               Amendment to Exhibit B.  Exhibit B of the Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit B attached hereto as of the Amendment Date.

12.                               Amendment to Exhibit C.  Exhibit C of the Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit C attached hereto as of the Amendment Date.

13.                               **** Payment.  In exchange for Supplier making commercially available to Cardinal **** hereunder and for providing assurances to Cardinal with respect to Supplier’s ability to supply ****, Cardinal shall pay Supplier **** US dollars (US$****) in the following irrevocable and non-refundable amounts in accordance with the following schedule, subject to the conditions set forth below:

(a)                                 $**** on or before ****; provided that Supplier provides written certification to Cardinal on or before **** that Supplier is ready and able starting in **** to supply Cardinal with **** in the amounts required hereunder.

(b)                                 $**** on **** (the “**** Payment”); provided that (a) Supplier complies with its obligations to supply **** hereunder from **** to ****, and (b) as of ****, Supplier delivers to Cardinal a written certification that Supplier has complied with the applicable terms of the Agreement relating to the supply of **** and has no reasonable basis to believe that it cannot continue to comply with such obligations.

(c)                                  $**** on **** (the “**** Payment”); provided that (a) Supplier complies with its obligations to supply **** hereunder from **** to ****, and (b) as of ****, Supplier delivers to Cardinal a written certification that Supplier has complied with the applicable terms of the Agreement relating to the supply of **** and has no reasonable basis to believe that it cannot continue to comply with such obligations.

In no event will Cardinal be obligated to make the **** Payment or the **** Payment under this Section 13, unless Supplier provides Cardinal with such written certification on the applicable date that Supplier has complied with the applicable terms of the Agreement relating to the supply of ****, or if at the time such payment would otherwise be payable, Cardinal has a reasonable good faith belief, which can be reasonably substantiated with the appropriate written evidence that the conditions set forth for such payment in the proviso of paragraph (b) or (c) above, as applicable, have not been satisfied.

14.                               No Further Changes.  Except as specifically amended hereby, the Agreement shall remain in full force and effect and otherwise unmodified.  All amendments in Sections 1 through 13 of this Amendment shall be deemed made as of the Amendment Date, and the Agreement shall not be deemed to have been modified until the Amendment Date.

15.                               General.  This Amendment may be executed in two or more counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.  Signatures hereto may be delivered by facsimile or a “pdf” file through electronic mail, and such delivery will have the same effect as the delivery of the paper document bearing the actual handwritten signatures.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.  Supplier and Cardinal understand and agree that each and every term and condition of this Amendment, have or has been mutually negotiated, prepared and drafted, and in connection with the interpretation or construction of such term or condition or this Amendment, no consideration will be given to the issue of which of Supplier or Cardinal prepared, drafted or requested any term or condition of this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Amendment Date.

Signed for and on behalf of Cardinal Health 414, LLC

Signature:	/s/ Thomas J. Rafferty

By:	Thomas J. Rafferty

Title:	Vice President, Sourcing

Signed for and on behalf of Lantheus Medical Imaging, Inc.

Signature:	/s/ Michael P. Duffy

By:	Michael P. Duffy

Title:	Vice President and Secretary

EXHIBIT A

INITIAL PRODUCT PRICES; ADJUSTMENTS

GALLIUM

The unit prices for Gallium for the period from **** through **** shall be as follows:

SKU	Description	UOM	Price per Unit
****	****	Vial	$	****
****	****	Vial	$	****
****	****	Vial	$	****
****	****	Vial	$	****

The unit prices of Gallium for the period from **** through **** shall be increased from the prior ****’s pricing by an amount equal to the **** of (i) **** percent (****%) and (ii) the annual percentage increase, if any, for the most recent **** period for which figures are available in the **** (the “PPI”) published by the U.S. Bureau of Labor Statistics (the “BLS”) or, if the same is no longer published, the successor index published by the BLS that is most similar thereto.  If the PPI is discontinued and not replaced with a corresponding or similar index, then the Parties shall, in good faith, agree upon a replacement PPI (item (ii) is hereinafter referred to as the “Annual PPI Increase”).

XENON

The unit prices for Xenon for the period from **** through **** shall be as follows:

SKU	Description	UOM	Price per Unit
****	****	Kit	$	****
****	****	Kit	$	****
****	****	Kit	$	****
****	****	Kit	$	****

Supplier shall have the right to increase the unit prices of Xenon for the period from **** through **** by an amount not to exceed ****percent (****%) of the prior ****’s pricing.

THALLIUM

The unit price for Thallium for the period from **** through **** shall be $****.  The unit price of such Product for the period from **** through **** shall be $****.

NEUROLITE

The unit price for Neurolite for the period from **** through **** shall be as follows:

SKU	Description	UOM	Price per Unit
****	****	Kit	$	****

Supplier shall have the right to increase the unit price of Neurolite for the period from **** through **** by an amount not to exceed the Annual PPI Increase.

EXHIBIT B

GENERATOR PURCHASE PRICE; ADJUSTMENTS

2013 and 2014 Generator pricing

			Up to ****% Share		More than ****% Share
			Standard Generator	LEU Generator	Standard Generator	LEU Generator
Size	Description	UOM	Price per Unit	Price per Unit	Price per Unit	Price per Unit
****	TechneLite®	Unit	****	****	****	****
****	TechneLite®	Unit	****	****	****	****
****	TechneLite®	Unit	****	****	****	****
****	TechneLite®	Unit	****	****	****	****
****	TechneLite®	Unit	****	****	****	****
****	TechneLite®	Unit	****	****	****	****
****	TechneLite®	Unit	****	****	****	****
****	TechneLite®	Unit	****	****	****	****
****	TechneLite®	Unit	****	****	****	****
****	TechneLite®	Unit	****	****	****	****
****	TechneLite®	Unit	****	****	****	****
****	TechneLite®	Unit	****	****	****	****
****	TechneLite®	Unit	****	****	****	****

For purposes of this Exhibit, “Share” shall be calculated for each separate but consecutive **** (****) ****period from and after **** during the Term of the Agreement (each a “**** Period”) (with a pro-rata adjustment as applicable for any portion of a **** Period occurring as of the expiration or termination of the Agreement) based on Supplier’s share of **** for such **** Period.  The pricing set forth in this Exhibit shall remain fixed for ****.  Except for the price changes based upon changes in Share amounts as described in this Exhibit B, no surcharge or premiums shall apply to the Generators ordered by Cardinal in excess of the Minimum Quantities.

EXHIBIT C

SHARE CALCULATION REPORTS

Cardinal

Volume and Share Certification

	Beginning (Sunday)		Through (Saturday)
For the **** Period(s)	****	through	****

e.g. Sunday, ****	e.g. Saturday, ****

	****
	1	2	3	4	Total
Total Technetium Curies Purchased					0.00
Total Technetium Curies Purchased from Lantheus					0.00
Lantheus Share	0.00%	0.00%	0.00%	0.00%	0.00%

Cardinal hereby certifies that the information contained herein is true and complete.

Name:

Signature:

Date:

Cardinal

Volume and Share Certification

	Beginning (Sunday)		Through (Saturday)
For the **** period	****	through	****

e.g. Sunday, ****	e.g. Saturday, ****

	****
	1	2	3	4	5	6	7	8	9	10	11	12	13	Total
Total Gallium **** Purchased														0.00
Total Gallium **** Purchased from Lantheus														0.00
Lantheus Share	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Total Xenon **** Purchased														0.00
Total Xenon **** Purchased from Lantheus														0.00
Lantheus Share	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Total **** Curies Purchased														0.00
Total Thalllium **** Purchased from Lantheus														0.00
Lantheus Share	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Cardinal hereby certifies that the information contained herein is true and complete.

Name:

Signature:

Date: